SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             TOMPKINS TRUSTCO, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
               NA
          (2)  Aggregate number of securities to which transaction applies: NA
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid: NA
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          (3)  Filing Party: NA
          (4)  Date Filed: NA

                         [LOGO OF TOMPKINS TRUSTCO INC.]


                                                                  April 12, 2002


                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                  TO THE STOCKHOLDERS OF TOMPKINS TRUSTCO, INC.

     The annual meeting of stockholders (the "Meeting") of Tompkins Trustco, Inc. ("Tompkins" or the "Company") will be held on Tuesday, May 14, 2002 at 7:30 p.m., in the Grand Ballroom, Clarion University Hotel & Conference Center, One Sheraton Drive, Ithaca, New York, for the following purposes:

     1. To elect four (4) directors for a term of three years expiring in the year 2005; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 29, 2002 as the record date for determining stockholders entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on that date are entitled to vote at the Meeting.

     A stockholder's information meeting will be held at 11:00 a.m. on Wednesday, May 15, 2002, for our stockholders in the Castile area at the Batavia Party House, Batavia, New York.

     A stockholder's information meeting will be held at 6:00 p.m. on Wednesday, May 22, 2002, for our stockholders in the Mahopac area at the Mahopac Golf Club, Mahopac, New York.

     Enclosed with this notice are the attached proxy statement, a proxy card and return envelope, instructions for voting by telephone or via the Internet, the Annual Report on Form 10-K, and the Company's 2001 Corporate Report to stockholders.

     Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, you are urged to read and carefully consider the attached proxy statement. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed proxy card without delay in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by filing a written notice of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of Tompkins prior to the Meeting, or by attending the Meeting and filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote and voting in person.

     By Order of the Board of Directors,


     /s/ JAMES J. BYRNES                    /s/ JOSEPH H. PERRY
     -------------------------              -------------------------
     James J. Byrnes                        Joseph H. Perry
     Chairman & Chief Executive Officer     Senior Vice President & Corporate
                                            Secretary



               P.O. BOX 460, ITHACA, NEW YORK 14851 (607) 273-3210

                      [This Page Intentionally Left Blank]

                         [LOGO OF TOMPKINS TRUSTCO INC.]



                                 PROXY STATEMENT

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 14, 2002


     This proxy statement is being mailed to stockholders on or about April 12, 2002 in connection with the solicitation by the Board of Directors of TOMPKINS TRUSTCO, INC. ("Tompkins" or the "Company") of proxies to be used at the annual meeting of stockholders (the "Meeting") of the Company to be held on Tuesday, May 14, 2002 and any adjournment thereof.

VOTING

     Only stockholders of record at the close of business on March 29, 2002 will be entitled to vote. On March 29, 2002, there were 7,432,036 shares of common stock of the Company, par value $0.10 per share (the "Common Stock"), outstanding. Unless otherwise noted, all share numbers and share prices reflected in this proxy statement have been adjusted for the effect of stock splits. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Meeting.

     Shares covered by any proxy that is properly executed and received prior to the close of business on the day of the Meeting will be voted and, if the stockholder who executes such proxy shall specify therein how such shares shall be voted on such proposals, the shares will be voted as so specified. Executed proxies with no instructions will be voted "FOR" each proposal for which no instruction is given. It is not anticipated that any matters other than as set forth in the Notice of Annual Meeting will be brought before the Meeting, but the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on any such matters that may come before the Meeting in accordance with the judgment of the person or persons acting under the proxy.

     The presence of a stockholder at the Meeting will not automatically revoke the stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to its exercise by: (1) delivering to the Corporate Secretary a written notice of revocation prior to the Meeting, (2) delivering to the Corporate Secretary a duly executed proxy bearing a later date, or (3) attending the Meeting and filing a written revocation with the Corporate Secretary at the Meeting prior to the vote and voting in person.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the conduct of business at the Meeting, and in the event there are not sufficient votes on any matter, the Meeting may be adjourned. Directors shall be elected by a plurality of the eligible votes cast and such other business, whether or not set forth in this proxy statement, as may properly come before the Meeting, will be determined by a majority of the eligible votes cast. Abstentions, in person or by proxy, and broker non-votes shall be counted toward a quorum, but abstentions and broker non-votes are not deemed to be votes cast and therefore have no effect on the outcome of the vote, which requires either a plurality or majority of the "votes cast," depending upon the proposal. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast. Accordingly, votes withheld will have a negative impact on the outcome of the vote.

SOLICITATION OF PROXIES

     The total cost of solicitation of proxies in connection with the Meeting will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company [references herein to the "Company" include its subsidiaries, Tompkins Trust Company ("Trust Company"), The Bank of Castile, The Mahopac National Bank ("Mahopac National Bank"), and Tompkins Insurance Agencies, Inc. ("Tompkins Insurance") as the context may require] may solicit proxies for the Meeting personally or by telephone or electronic communication without additional remuneration. The Company will also provide brokers and other record owners holding shares in their names or in the names of nominees, in either case which are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. Although the Company has not yet retained a proxy soliciting firm to aid in the solicitation of proxies for the Meeting, it may do so at any time prior to the Meeting or any adjournment thereof. In such event, the Company will pay the fees and expenses of any such proxy solicitation firm.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information with respect to the beneficial ownership of Common Stock of the Company as of March 29, 2002 by (i) the chief executive officer and each of the Company's four other most highly compensated executive officers in 2001 (the "Named Executive Officers") and each director of the Company, (ii) all executive officers and directors of the Company as a group, and (iii) all beneficial owners of five percent or more of the Common Stock of the Company. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the outstanding shares of Common Stock beneficially owned:

                                                                    Common Stock
                                                                 Beneficially Owned
                                                                 ------------------
                                                                                Percent of
                                                             Number of         Outstanding
Names                                                          Shares           Shares(1)
------------------------------------------------------------------------------------------
Director and Executive Officers
    John A. Alexander+                                      11,874 (2)              **
    James J. Byrnes*+                                       82,393 (3)            1.09
    Brenda L. Copeland*                                     59,743 (4)              **
    James W. Fulmer*+                                       60,360 (5)              **
    Stephen E. Garner*                                      21,430 (6)              **
    Reeder D. Gates+                                        83,219 (7)            1.10
    William W. Griswold+                                     4,194 (8)              **
    James R. Hardie+                                        64,789 (9)              **
    Edward C. Hooks+                                         4,954 (10)             **
    Bonnie H. Howell+                                        4,233 (11)             **
    Hunter R. Rawlings, III+                                 1,437 (12)             **
    Thomas R. Salm+                                          2,471 (13)             **
    Michael H. Spain+                                       94,030 (14)           1.25
    William D. Spain, Jr.+                                  94,176 (15)           1.25
    Donald S. Stewart*                                      45,871 (16)
    Craig Yunker+                                            5,781 (17)             **
    All directors and executive
       officers as a group (23 persons)                    745,105                9.88

Investment Services Division of the Trust Company in the fiduciary capacity indicated:

    Executor, Trustee or Co-Trustee                        937,501 (18)          12.44

    Trustee for the Tompkins Trustco
      Employee Stock Ownership Plan                        561,786 (19)           7.45

    Agent or Custodian                                     183,035 (18)           2.43

     ----------------------
     *    Named Executive Officer
     +    Director of the Company
     **   Less than 1 percent

     (1) The number of shares of Common Stock deemed outstanding includes: (i) 7,432,036 shares of Common Stock outstanding as of March 29, 2002 and
          (ii) shares of Common Stock subject to outstanding stock options which are exercisable by the named individual or group in the next 60 days.

     (2) Includes 1,092 shares owned by the spouse of Mr. Alexander and 946 shares held in trust pursuant to the Company's 1996 Stock Retainer Plan for Non-Employee Directors. Directors have no voting or investment power with respect to such shares.

     (3) Includes 15,980 shares held in the Company's Employee Stock Ownership Plan and 40,500 shares issuable upon the exercise of exercisable stock options.

     (4) Includes 9,148 shares held in the Company's Employee Stock Ownership Plan, 527 shares owned by the spouse of Ms. Copeland and 1,319 shares held as Custodian, under the Uniform Transfers to Minors Act, for her son.

     (5) Includes 8,379 shares held in the Company's Employee Stock Ownership Plan, 993 shares owned by the spouse of Mr. Fulmer and 478 shares held as Custodian, under the Uniform Transfers to Minors Act, for his children.

     (6) Includes 195 shares held in the Company's Employee Stock Ownership Plan and 20,550 shares issuable upon the exercise of exercisable stock options.

     (7) Includes 64,882 shares held in the R. D. Gates, Ltd. Employee Profit Sharing Fund, 1,988 shares owned by the spouse of Mr. Gates and 887 shares held in trust pursuant to the Company's 1996 Stock Retainer Plan for Non-Employee Directors. Directors have no voting or investment power with respect to such shares.

     (8) Includes 1,043 shares held in trust pursuant to the Company's 1996 Stock Retainer Plan for Non-Employee Directors. Directors have no voting or investment power with respect to such shares.

     (9)  Includes 77 shares held in the Company's Employee Stock Ownership
          Plan.

     (10) Includes 382 shares held by Mr. Hooks as Custodian, under the Uniform Transfers to Minors Act, for his children and 884 shares held in trust pursuant to the Company's 1996 Stock Retainer Plan for Non-Employee Directors. Directors have no voting or investment power with respect to such shares.

     (11) Includes 673 shares held in trust for Ms. Howell pursuant to the Company's 1996 Stock Retainer Plan for Non-Employee Directors. Directors have no voting or investment power with respect to such shares.

     (12) Includes 792 shares held in trust for Mr. Rawlings pursuant to the Company's 1996 Stock Retainer Plan for Non-Employee Directors. Directors have no voting or investment power with respect to such shares.

     (13) Includes 566 shares owned by the spouse of Mr. Salm and 966 shares held in trust pursuant to the Company's 1996 Stock Retainer Plan for Non-Employee Directors. Directors have no voting or investment power with respect to such shares.

     (14) Includes 63,090 shares held by W. D. Spain & Sons Limited Partnership of which Mr. Spain is a 20 percent owner and General Partner and 75 shares held in trust pursuant to the Company's 1996 Stock Retainer Plan for Non-Employee Directors. Directors have no voting or investment power with respect to such shares.

     (15) Includes 63,090 shares held by W. D. Spain & Sons Limited Partnership of which Mr. Spain is a 20 percent owner and General Partner and 154 shares held in trust pursuant to the Company's 1996 Stock Retainer Plan for Non-Employee Directors. Directors have no voting or investment power with respect to such shares.

     (16) Includes 11,319 shares held in the Company's Employee Stock Ownership Plan, 7,237 shares issuable upon the exercise of exercisable stock options and 10,516 shares owned by the spouse of Mr. Stewart.

     (17) Includes 616 shares owned by Mr. Yunker's sons and 220 shares held in trust pursuant to the Company's 1996 Stock Retainer Plan for Non-Employee Directors. Directors have no voting or investment power with respect to such shares.

     (18) As of March 29, 2002, Tompkins Investment Services (a division of the Trust Company) held 1,682,322 shares of Common Stock of the Company, representing 22.32 percent of the issued and outstanding shares of Common Stock. Of such shares, 937,501 shares are held in a fiduciary capacity as Executor, Trustee or Co-Trustee. Where the Trust Company is sole executor or trustee, such shares will be voted only if the legal instrument provides for voting the stock at the direction of the donor or a beneficiary and such direction is in fact received. When acting in a co-fiduciary capacity, such shares will be voted by the co-fiduciary or fiduciaries in the same manner as if the co-fiduciary or fiduciaries were the sole fiduciary. Of the 1,682,322 shares mentioned above, 561,786 shares, or 7.45 percent of the outstanding shares, are held by the Tompkins Trustco, Inc. Employee Stock Ownership Plan, for which all shares, excepting 15,977 shares, have been allocated to participant accounts. Individual plan participants vote these shares. In addition, 183,035 shares are held as Agent or Custodian with the voting power retained by the owner. Such shares represent 2.43 percent of the Common Stock outstanding.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The purpose of the Meeting is the election of four directors for a term of three years expiring in the year 2005. The bylaws of the Company provide that the stockholders elect directors to serve a three-year term to succeed those directors in the class whose terms of office expire at the Meeting or for a shorter period as the Board of Directors determines for the purposes of equalizing the classes of directors.

     The persons named in the proxy to represent stockholders at the Meeting are: JOSEPH H. PERRY of Ithaca, N.Y. and LINDA M. CARLTON of Lansing, N.Y. They will vote proxies as directed and in the absence of instructions, will vote the shares represented by the proxies in favor of the election of nominees named below. If any one or more of such nominees should become unavailable for election by reason of death, or unexpected occurrence, they will vote the shares for the election of such substitute nominees as the Board of Directors may propose. In no event will the Board of Directors propose to elect a number of directors in excess of the number of directors proposed in this proxy statement.

     The following table sets forth each nominee and continuing director's name, age, the year he or she first became a director and the year in which such term will expire. Biographies of the nominees and the directors continuing in office follow the table. Unless otherwise indicated, all Directors have been employed in their current positions for at least five years.

                                                             Year First
                                                               Elected   Term to
Name                                                   Age    Director   Expire
--------------------------------------------------------------------------------
Board Nominees For Terms To Expire In 2005
--------------------------------------------------------------------------------
    John E. Alexander                                   49      1993      2005
    Edward C. Hooks                                     52      1990      2005
    Hunter R. Rawlings, III                             57      1996      2005
    Craig Yunker                                        51      2000      2005

--------------------------------------------------------------------------------
Directors Continuing In Office
--------------------------------------------------------------------------------
    James W. Fulmer                                     50      2000      2003
    William W. Griswold                                 44      1996      2003
    James R. Hardie                                     59      2001      2003
    Thomas R. Salm                                      61      1981      2003

    James J. Byrnes                                     60      1989      2004
    Reeder D. Gates                                     56      1985      2004
    Bonnie H. Howell                                    54      1982      2004
    Michael H. Spain                                    44      2000      2004
    William D. Spain, Jr                                50      2000      2004

John E. Alexander has served as a Director of the Trust Company since 1993 and of the Company since 1995. He is President of The CBORD Group, Inc., a computer software company.

Edward C. Hooks has served as a Director of the Trust Company since 1990 and of the Company since 1995. He is an attorney and a partner of Harris Beach LLP, the firm that is General Counsel to the Company.

Hunter R. Rawlings, III has served as a Director of the Company and the Trust Company since 1996. He is the 10th President of Cornell University. Dr. Rawlings was previously President of the University of Iowa.

Craig Yunker has served as a Director of The Bank of Castile since 1991 and of the Company since 2000. He is the Managing Member of CY Farms, LLC.

James W. Fulmer has served as President and a Director of the Company since 2000. He has served as a Director of The Bank of Castile since 1988 and as its Chairman since 1992. Mr. Fulmer has served as a Director of Mahopac National Bank since 1999, and as Chairman of Tompkins Insurance since January 1, 2001. He served as the President and Chief Executive Officer of Letchworth Independent Bancshares Corporation from 1991 until the merger with the Company in 1999. Mr. Fulmer also served as the Chief Executive Officer of The Bank of Castile from 1996 through April 2000. He also serves on the boards of the Erie & Niagara Insurance Association, the Cherry Valley Cooperative Insurance Company, and the Monroe Title Insurance Association.

William W. Griswold has served as a Director of the Company and the Trust Company since 1996. He is President and Chief Operating Officer of the Ontario Telephone Company, Inc. and the Trumansburg Home Telephone Company where he has been employed since 1979.

James R. Hardie was elected a Director of the Company effective February 1, 2001. He was President of Austin, Hardie, Wise Agency, Inc. from 1974 until January 1, 2001, when he became President, Chief Executive Officer and a Director of Tompkins Insurance, a wholly-owned subsidiary of the Company.

Thomas R. Salm has served as a Director of the Trust Company since 1981 and of the Company since 1995. Mr. Salm is Vice President for Business Affairs at Ithaca College.

James J. Byrnes has been the President and Chief Executive Officer and a Director of the Trust Company since 1989. Mr. Byrnes has also served as the Chairman of the Board of Directors since 1992. He was elected to serve in the same capacities for the Company in 1995. On January 25, 2000, Mr. Byrnes' role as President of the Company was assumed by James W. Fulmer. Mr. Byrnes also serves as a Director of Mahopac National Bank and Tompkins Insurance.

Reeder D. Gates has served as a Director of the Trust Company since 1985 and of the Company since 1995. Mr. Gates is President of R. D. Gates, Ltd., a company engaged in community pharmacies.

Bonnie H. Howell has served as a Director of the Trust Company since 1982 and as Vice Chair of the Board of Directors since 1992. She was elected to serve in the same capacities for the Company in 1995. Ms. Howell is President and Chief Executive Officer of Cayuga Medical Center at Ithaca. She also serves as a Director of the Medical Liability Mutual Insurance Company.

Michael H. Spain has served as a Director of Mahopac National Bank since 1992 and of the Company since 2000. He is President and Owner of the Spain Agency, an insurance agency located in Mahopac, New York.

William D. Spain, Jr. has served as a Director of the Company since 2000. He has served as a Director of Mahopac National Bank since 1991 and as Chairman of Mahopac National Bank since 2000. He has been the Managing Partner of Spain & Spain, PC, a law firm in Mahopac, New York, since 1983.

BOARD OF DIRECTORS

     The Board of Directors of Tompkins held four regular meetings and nine committee meetings during the year ended December 31, 2001. Each director attended 75 percent or more of the aggregate number of meetings of the Board of Directors and meetings of the committees of which such director was a member.

     Directors who are not otherwise employed by the Company are paid $650 for each meeting of the Board of Directors that is attended and $275 for each committee meeting attended (collectively, the "Meeting Fees"). In addition, directors who are not otherwise employed by the Company and chair a committee receive an annual stipend of $1,000 (the "stipend"). Meeting Fees are paid quarterly, and annual stipends are paid at year end. Pursuant to the 1996 Stock Retainer Plan for Non-Employee Directors, as amended, (the "Retainer Plan"), which was approved by the Company's stockholders on April 24, 1996, the non-employee directors of the Company are issued shares of Common Stock in the Company, in lieu of cash, as payment of their Meeting Fees and, as applicable, stipend. Each Director participating in the Retainer Plan may elect to defer receipt of the stock retainer. Aggregate fees paid by the Company to the nine non-employee Directors in 2001 were $31,150. For the year ended December 31, 2001, 1,295 shares of Common Stock were issued to non-employee directors, or placed in a trust account with respect to deferred shares, for services on the Tompkins board.

     Director Howell does not receive the fees described above, but instead receives an annual retainer for her services as Vice Chair. The amount paid to her in 2001 was $22,500. Directors who are salaried employees of the Company are not compensated for their service on the Tompkins board or any board committee.


COMMITTEES OF THE BOARD OF DIRECTORS

     As of December 31, 2001, Tompkins had a standing
Executive/Compensation/Personnel Committee, Audit/Examining Committee, Nominating Committee, and Pension Administration Committee.

     The Executive/Compensation/Personnel Committee held three meetings during 2001, and its members at the close of business on December 31, 2001 were: Bonnie
H. Howell, Chair; Reeder D. Gates; William W. Griswold, Thomas R. Salm, Craig Yunker, and as an alternate, Edward C. Hooks. For a description of this committee, see "Report of the Executive/Compensation/Personnel Committee of the Board of Directors" in this proxy statement.

     The Audit/Examining Committee held three meetings during 2001, and a fourth meeting was held in January 2002 to discuss items relating to the last few months of 2001. Its members at the close of business on December 31, 2001 were:
William W. Griswold, Chair, John E. Alexander, Thomas R. Salm, and as an alternate, Bonnie H. Howell. For a description of this committee, see "Report of the Audit/Examining Committee of the Board of Directors" in this proxy statement.

     The Nominating Committee held one meeting during 2001, and its members at the close of business on December 31, 2001, were: John E. Alexander, Chair, and Bonnie H. Howell. The Nominating Committee recommended to the Board of Directors nominees for election as directors. The committee will consider recommendations from stockholders if submitted in a timely manner and will apply the same criteria to all persons being considered.

     The Pension Administration Committee held two meetings during 2001, and its members at the close of business on December 31, 2001, were: Hunter R. Rawlings, III and Thomas R. Salm. The Pension Administration Committee administers the Tompkins Trustco, Inc. Retirement Plan.

EXECUTIVE COMPENSATION

Report of the Executive/Compensation/Personnel Committee of the Board of Directors

     The Executive/Compensation/Personnel Committee (the "Compensation Committee") for 2001 was composed of six outside directors. Among its duties, the Compensation Committee is responsible for monitoring the compensation of the Company's executive officers. A goal of the Compensation Committee is to maintain executive compensation that is fair and reasonable, given the size, nature and performance goals of the Company. The Compensation Committee also strives to see that compensation and benefits are competitive in order to attract and retain qualified management. The financial services industry is increasingly competitive and the Board believes that strong management is essential for continuing the Company's record of strong financial performance.

     The Compensation Committee regularly surveys compensation practices, base salary and total compensation, including incentives, in the banking industry. In 2001, the Compensation Committee utilized compensation surveys which provide comparable information regarding the three compensation components used by the Company to motivate executive performance, namely annual base salary, incentive bonuses and equity-based incentive compensation. Based upon these surveys, the Compensation Committee believes the Company's compensation practices are appropriate, given the Company's strong operating results.

     Each of the Named Executive Officers has an annual base salary at a level the Compensation Committee believes is comparable to companies in the commercial banking industry with similar marketplace geography and demographics. In addition to base salary, each of the Named Executive Officers participated in an executive bonus plan in 2001. Corporate performance is measured by the Company's strategic and financial performance in the fiscal year, with particular emphasis on earnings per share growth and return on shareholders' equity for the year. Although the Compensation Committee considers year-to-year changes in stock price in its evaluation of corporate performance, the Committee does not emphasize this criteria because they do not believe that short-term fluctuations in stock price necessarily reflect the underlying strength or future prospects of the Company. Individual performance is measured by the strategic and financial performance of the particular officer's operational responsibility in comparison to targeted performance criteria. As reported in the Summary Compensation Table, the salary, bonus, and other compensation of the Named Executive Officers reflect the Company's strong results.

     While the Compensation Committee recognizes that the Company can exert very little influence on short-term fluctuations in stock price, the Compensation Committee does believe that long-term stock price appreciation reflects achievement of strategic goals and objectives. Accordingly, the Company seeks to create long-term performance incentives for its key employees by aligning their economic interests with the interests of stockholders through the equity-based component of its compensation program. Stock options are granted periodically to key employees at a price equal to the fair market value on the date of the grant. Awards are based on the performance of those employees and their anticipated contributions to the achievement of strategic goals and objectives. In addition to stock options, employees of the Company, including the Named Executive Officers, may be awarded Common Stock through the profit sharing component of the Tompkins Trustco Inc. Employee Stock Ownership Plan.

     The following table sets forth the information concerning compensation of the Chief Executive Officer and the four most highly compensated executive officers in all capacities related to their service to the Company, during the years indicated.

                                                     SUMMARY COMPENSATION TABLE

                                                                                                      Long-Term
                                                              Annual Compensation                   Compensation
Name and                               ---------------------------------------------------------------------------------------------
Principal                                                                         Other Annual                        All Other
Position                               Year         Salary(1)      Bonus(2)      Compensation(3)      Options(#)     Compensation(4)
------------------------------------------------------------------------------------------------------------------------------------
JAMES J. BYRNES                        2001         $346,500       $150,000         $456,026            10,000          $34,520
Chairman of the Board                  2000          330,000        140,000            7,404               -0-           42,900
& CEO of the Company                   1999          310,000        190,000            9,587               -0-           46,500
and Chairman of the
Board, President & CEO
of  the Trust Company


JAMES W. FULMER                        2001         $189,000        $60,000           $6,507               -0-          $28,345
President of the Company               2000          174,000         57,000            3,792            30,000           16,320
& Chairman of the Board                1999          155,528         80,000            4,207               -0-           62,614
of The Bank of Castile


STEPHEN GARNER                         2001         $187,000       $104,000           $2,794             5,000          $20,800
Executive Vice President               2000          177,000         91,250            1,780               -0-            5,276
of the Company and
President & CEO of
Mahopac National Bank


BRENDA COPELAND                        2001         $162,000        $45,000           $2,425               -0-          $18,800
Executive Vice President               2000          152,000         40,000            1,671            25,000            8,672
of the Company and
President & CEO of
The Bank of Castile


DONALD S. STEWART                      2001         $137,000        $38,000          $14,139               -0-          $16,492
Executive Vice President               2000          131,000         36,000           10,556             6,000           17,030
of the Company and                     1999          125,000         38,000            6,657               -0-           18,463
Executive Vice President &
Senior Trust Officer
of the Trust Company

------------------------------------------------------------------------------------------------------------------------------------

(1) Includes Directors fees for Mr. Fulmer's service on the boards of The Bank of Castile and Mahopac National Bank, for Ms. Copeland's service on the board of The Bank of Castile and for Mr. Garner's service on the board of Mahopac National Bank

(2) These amounts represent cash awards for performance bonuses, as well as any such bonuses deferred under the Tompkins Trust Company Deferred Compensation Plan for Senior Officers. For Mr. Garner, this includes $50,000 stay bonus payments in 2000 and 2001.

(3) Includes amounts for the cost of applicable life insurance, club dues and use of a Company vehicle or reimbursement for use of a personal vehicle, as well as any value realized as a result of stock options exercised during the year.

(4) Includes amounts paid pursuant to the Profit Sharing Plan including amounts matched on salary deferral pursuant to the Company's Investment and Stock Ownership Plan. For Mr. Fulmer, includes contributions pursuant to the Executive Supplemental Income Agreement.

BENEFIT PLANS

Employment Arrangements

     The Company has an agreement with James J. Byrnes, Chairman and Chief Executive Officer, which provides for severance payments equal to approximately three times his annualized tax-includable compensation under certain circumstances. This agreement would be operable should certain events take place which seek to effect a change of control (as defined in the agreement) of the Company. Payments would be due to Mr. Byrnes in the event of his termination (as defined in the agreement) within two years of a change of control.

     In connection with the merger of Letchworth Independent Bancshares Corporation ("LIBC") with and into Tompkins, the Company assumed all of LIBC's obligations under its employment agreements with James W. Fulmer and Brenda L. Copeland, respectively. During 2001, Mr. Fulmer served as the President of Tompkins and the Chairman of the Board of Directors of The Bank of Castile. Pursuant to the terms of the agreement, as amended, each year the term of Mr. Fulmer's employment agreement is automatically extended for an additional year so that the term of the employment agreement is always three (3) years. In the event that the Company terminates the employment agreement without "cause," as that term is defined in the agreement, the Company is required to pay Mr. Fulmer, as severance pay, his annual compensation plus all fringe benefits for a period of three (3) years from the date of such termination.

     During 2001, Ms. Copeland served as the President and Chief Executive Officer of The Bank of Castile. Each year the term of Ms. Copeland's employment agreement is automatically extended for an additional year so that the term of the employment agreement is always three (3) years. In the event that her employment is terminated without "cause," as that term is defined in the agreement, The Bank of Castile is required to pay Ms. Copeland, as severance pay, her annual compensation plus all fringe benefits for a period of eighteen
(18) months from the date of such termination. In addition, in the event that her employment is terminated as a result of a change of "control" of the Company, The Bank of Castile is required to pay Ms. Copeland, as severance pay, her annual compensation plus all fringe benefits for a period of three (3) years from the date of such termination. For purposes of the employment agreement, the term "control" is defined as the possession of the power to elect a majority of the members of the Board of Directors of the Company through the ownership of voting securities in the Company.

     During 2001, Stephen E. Garner served Mahopac National Bank as its President and the Chief Executive Officer. Each year the term of Mr. Garner's employment agreement is automatically extended for an additional year so that the term of the employment agreement is always three (3) years. In the event that Mahopac National Bank terminates the employment agreement without "cause," as that term is defined in the agreement, Mahopac National Bank is required to pay Mr. Garner, as severance pay, his annual compensation for a period of eighteen (18) months from the date of such termination. In addition, in the event that Mahopac National Bank terminates the employment agreement without "cause" as a result of a "Significant Event," as that term is defined in the agreement, Mahopac National Bank is required to pay Mr. Garner, as severance pay, his annual compensation for the remainder of the then current three (3) year term of the employment agreement.


Life Insurance

     Life insurance benefits are provided to certain officers of the Company. In connection with these benefits, the Company purchased $885,000 and $4.4 million in corporate owned life insurance in 2001 and 2000, respectively. The insurance is carried at its cash surrender value as an other asset on the consolidated statements of condition. Increases in the cash surrender value of the insurance are reflected as noninterest income, and the related mortality expense is recognized as other employee benefits expense in the consolidated statements of income.

Stock Option Plan

     During 2001, the Company maintained a stock option plan as a vehicle to encourage the continued employment of key employees of the Company and its subsidiaries, and to align their interests with those of the Company's stockholders by facilitating their purchase of a stock interest in Tompkins. Management believes that an incentive stock option plan is in the best interests of the Company and its stockholders since it will enhance the Company's ability to continue to attract and retain qualified directors, officers and other key employees. The stockholders approved the adoption of the Tompkins Trustco Inc. 2001 Stock Ownership Plan on May 15, 2001. During 2001, the Company issued options to acquire 5,500 shares of its Common Stock at a purchase price of $30.95 per share and 59,000 shares at $37.75 per share. During 2001, 68,671 options were exercised under the option plan, including the exercise by Mr. Byrnes of 21,417 options and the exercise by Mr. Stewart of 375 options.

     The following table shows the aggregate number of options outstanding as of March 29, 2002 for each of Named Executive Officers, and for all executive officers of the Company as a group.

                                   Number of Options         Average Price Per
Name                                  Outstanding         Option Outstanding (1)
--------------------------------------------------------------------------------
James J. Byrnes                          50,500                 $24.490
James W. Fulmer                          30,000                 $26.625
Stephen E. Garner                        25,550                 $23.607
Brenda L. Copeland                       25,000                 $26.625
Donald S. Stewart                        13,237                 $23.037
All executive officers
  as a Group                            213,593                 $25.705 (2)

--------------------------------------------------------------------------------
(1) This price represents the weighted average of the fair market value, as that term is defined in the option plan, of the Common Stock of the Company on the date that the options were granted.

(2) This price represents a weighted average of the exercise price of all of the options currently outstanding to all executive officers of the Company.

     The following table shows the number of options exercised and the value of "in-the-money" options exercised by each of the Named Executive Officers during 2001, as well as the breakdown between options granted to each individual that were exercisable and unexercisable as of December 31, 2001, and the potential value of "in-the-money" options, both exercisable and unexercisable, as of December 31, 2001. "In-the-money" options are those options where the fair market value of the Company's Common Stock as of the close of the fiscal year was in excess of the Named Executive Officer's price established on the grant date. This value is only realized by the executive when the option is exercised and will fluctuate with changes in the price for the Company's Common Stock after the close of the fiscal year.

                                                                                               Value of
                                                                       Number of             Unexercised
                                                                      Unexercised           In-the-Money
                                                                        Options                Options
                                                                    at Year-End (#)        at Year-End ($)
                                                                    ---------------        ---------------
                          Shares Acquired           Value            Exercisable/           Exercisable/
Name                      on Exercise (#)        Realized ($)        Unexercisable        Unexercisable (1)
-----------------------------------------------------------------------------------------------------------
James J. Byrnes               21,417               $451,862          40,500/10,000        $770,768/$ 25,000
James W. Fulmer                    0                      0               0/30,000        $      0/$408,750
Stephen E. Garner                  0                      0          15,650/ 9,900        $314,315/$110,912
Brenda L. Copeland                 0                      0               0/25,000        $      0/$340,625
Donald S. Stewart                375               $  7,557           7,237/ 6,000        $146,094/$ 81,750

-----------------------------------------------------------------------------------------------------------

(1) The average price for the Company's Common Stock on the American Stock Exchange on December 31, 2001, the last trading day of the year, was $40.25 per share.

     No assurances can be given relating to the dilutive effect that the stock option plans, or options granted thereunder, may have on the outstanding Common Stock.

Deferred Profit-Sharing Plan

     During 2001, the Company had an Investment and Stock Ownership Plan (the "ISOP") that covered substantially all employees of the three banks. The ISOP had an employee funded 401(k) component. Pursuant to the plan, the Company will match 100% of an employee's contribution up to 3% of the employee's base pay, and match 50% of an employee's additional contribution to the ISOP up to 2% of the employee's base pay. In addition, the ISOP had an employer-funded profit-sharing component. This plan allowed employees to elect to defer a portion of their profit sharing component (Said deferral not to be eligible to be matched), or to receive cash contributions as determined by the Board of Directors. Contributions were determined by the Board of Directors and were limited to a maximum amount as stipulated in the ISOP.

     During 2001, the Company also had the Tompkins Trustco, Inc. Employee Stock Ownership Plan (the "ESOP"). The purpose of the ESOP is to provide a discretionary profit sharing contribution to the plan for employees in the form of Common Stock. Contributions were determined by the Board of Directors and were limited to a maximum amount as stipulated in the ESOP. Amounts accrued for the accounts of the Named Executive Officers are included in the Summary Compensation Table.

     Employees of Tompkins Insurance became eligible to participate in the ISOP and ESOP effective May 1, 2001.


Retirement Plan

     During 2001, the Company had a non-contributory defined benefit pension plan covering substantially all employees. On September 14, 2000, the Board of Directors decided to merge The Bank of Castile Pension Plan and the Tompkins County Trust Company Retirement Plan. The Board also amended the merged plan from a traditional final pay, defined benefit plan to a pension equity plan
(PEP). The amendment was effective January 1, 2001. All employees of the Company, including Tompkins Trust Company, The Bank of Castile and Mahopac National Bank began participating in the PEP effective January 1, 2001. Effective January 1, 2001, employees of the Trust Company and The Bank of Castile no longer accrue benefits under their respective plans. Employees of Tompkins Insurance began participating in the PEP effective May 1, 2001. The assets of the PEP are held in a separate trust and administered by the Pension Administration Committee appointed by the Board of Directors.

     The PEP provides a retirement benefit based on "Points" defined in the plan as a combination of age plus years of service, multiplied by "Average Final Earnings," as that term is defined in the plan. Certain employees of the Company, including Mr. Byrnes and Mr. Stewart, are covered by the PEP's "grandfathering" provisions. Specifically, Messrs. Byrnes and Stewart are currently deemed to have 13 and 30 years of service, respectively, under the PEP.

     Under the PEP, normal retirement age is 65 with reduced benefit payments for early retirement following age 55 to age 65.

                                   PENSION EQUITY PLAN TABLE (1)

                                         Years of Service
--------------------------------------------------------------------------------------------------
Average Final
Earnings                 15               20               25               30               35
--------------------------------------------------------------------------------------------------
 $ 50,000.00           $ 6,248          $ 8,300          $10,719          $12,817          $15,453
 $ 75,000.00           $10,251          $13,602          $17,544          $20,954          $25,231
 $100,000.00           $14,254          $18,904          $24,369          $29,091          $35,009
 $125,000.00           $18,257          $24,207          $31,194          $37,229          $44,787
 $150,000.00           $22,260          $29,509          $38,019          $45,366          $54,565
 $170,000.00           $25,462          $33,751          $43,479          $51,876          $62,387
--------------------------------------------------------------------------------------------------

(1) A "grandfathering" multiplier based on age and service as of January 1, 2001 will increase the benefits of certain Trust Company employees covered under the previous Tompkins County Trust Company Retirement Plan, including Mr. Byrnes and Mr. Stewart.

Supplemental Employee Retirement Plans

     The Company has a Supplemental Employee Retirement Plan (SERP) covering James J. Byrnes. The SERP provides for a retirement benefit to Mr. Byrnes at age 65 equal to 50 percent of average earnings (as defined in the SERP) over the highest five consecutive years. Benefits under the SERP are reduced by payments due under the PEP and Social Security. Reduced benefits are payable in the event of retirement prior to age 65.

     Mahopac National Bank has SERPs covering Stephen E. Garner, and certain other officers. The SERPs provide for a retirement benefit at age 65 equal to 75 percent of final salary as defined in the SERPs. Benefits under the SERPs are offset by payments due under the PEP and Social Security. Reduced benefits are payable in the event of retirement prior to age 65.

     The Bank of Castile has entered into certain executive supplemental income agreements that provide for specified deferred compensation benefits payable to certain highly compensated officers including Mr. Fulmer and Ms. Copeland. Under these agreements, retirement benefits of up to 75 percent of the average salary during the officer's final five years are payable. Retirement benefits under these agreements are reduced by payments due under the PEP and Social Security.


Post-Retirement Medical and Life Insurance

     The Trust Company also offers post-retirement medical and life insurance coverage to employees who have been regularly scheduled to work at least 25 hours per week, and who have worked ten years and attained age 55. Medical coverage is contributory with contributions reviewed annually. The Trust Company assumes the majority of the cost for these benefits, while retirees share some of the cost through co-insurance and deductibles.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors and officers of the Company, members of their immediate families and companies or firms with which they are associated, were customers of, or had other transactions with, the Company in the ordinary course of business during 2001. All loans and commitments to loan were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. As of December 31, 2001, the balance of all such loans included in total loans was $3,640,000. None of the loans outstanding to directors or officers of the Company, or members of their immediate families or companies or firms with which they are associated, were nonperforming at December 31, 2001.

     Edward C. Hooks, a Director of the Company and the Trust Company, is a partner in the law firm of Harris Beach LLP, the firm that provides legal services to the Company.

     James R. Hardie, a Director of the Company and President & Chief Executive Officer of Tompkins Insurance, is a partner in a company that leases space to Tompkins Insurance in Attica, New York. The total amount paid to this partnership for leased space in 2001 was $36,000.

     Michael H. Spain, a Director of the Company and Mahopac National Bank, is President and Owner of the Spain Agency, an insurance agency that placed the Company's current workers compensation and statutory disability insurance coverages.

     William D. Spain, Jr., a Director of the Company and a Director and Chairman of Mahopac National Bank, is Managing Partner of Spain & Spain, PC, a firm that provides legal services to Mahopac National Bank.

STOCK PERFORMANCE GRAPH

     The following graph sets forth comparative information regarding the Company's cumulative return on its Common Stock over the five-year period ended December 31, 2001. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) plus the change in share price during the measurement period by the share price at the beginning of the measurement period. The Company's cumulative shareholder return for the five-year period based upon an initial investment of $100 is compared to the cumulative return of the Nasdaq Stock Market (U.S. Companies) and the SNL Securities L.P. Bank Index. The stock prices on the performance graph are not necessarily indicative of future stock price performance.


                             [GRAPHIC CHART OMITTED]


---------------------------------------------------------------------------------------------------------------
                                                                 Period Ending
---------------------------------------------------------------------------------------------------------------
Index                           12/31/96      12/31/97      12/31/98      12/31/99      12/31/00      12/31/01
---------------------------------------------------------------------------------------------------------------
Tompkins Trustco, Inc.            100.00        132.73        164.94        142.04        143.65        213.35
---------------------------------------------------------------------------------------------------------------
NASDAQ - Total US*                100.00        122.48        172.68        320.89        193.01        153.15
---------------------------------------------------------------------------------------------------------------
SNL Bank Index                    100.00        151.53        163.92        158.86        187.62        189.51
---------------------------------------------------------------------------------------------------------------

REPORT OF THE AUDIT/EXAMINING COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit/Examining Committee of the Board of Directors of Tompkins is responsible for providing independent, objective oversight of the Company's accounting function, internal controls and financial reporting process. The Audit/Examining Committee is composed of three Directors, each of whom is independent. The Audit/Examining Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company's internal controls and financial reporting process. The Company's independent accountants, KPMG LLP ("KPMG"), are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit/Examining Committee's responsibility is to monitor and oversee the financial reporting and audit processes.

     In connection with these responsibilities, the Audit/Examining Committee met with management and with KPMG to review and discuss the Company's December 31, 2001 consolidated financial statements. The Audit/Examining Committee also discussed with KPMG the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), and received written disclosures from KPMG required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees). Fees for services provided by KPMG for the fiscal year ended December 31, 2001 were as follows: audit fees (including quarterly reviews) - $187,000; financial information systems design and implementation fees - none; and all other fees (which consisted primarily of tax compliance and tax consulting services, facilitation assistance with strategic planning, and assistance with an SEC filing) - $171,420. The Audit/Examining Committee discussed KPMG's independence with KPMG and has considered whether the non-audit services provided by KPMG during the fiscal year ended December 31, 2001 were compatible with maintaining KPMG's independence.

     Based upon the Audit/Examining Committee's discussions with management and KPMG, and its review of the information described in the preceding paragraph, the Audit/Examining Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.


INDEPENDENT AUDITORS

     On recommendation of its Audit/Examining Committee, the Board of Directors has retained KPMG to continue as independent auditors and to audit the consolidated financial statements of the Company for the year ending December 31, 2002.

     A representative of KPMG is expected to attend the Meeting and will have an opportunity to make statements and respond to appropriate questions from stockholders.


STOCKHOLDER PROPOSALS

     If any stockholder desires to have a proposal formally considered at the next annual meeting of stockholders and included in the proxy statement for that meeting, the Corporate Secretary must receive the proposal in writing no later than December 31, 2002.

     The persons named in the proxies distributed by the Company may use their discretion in voting proxies with respect to shareholder proposals not included in the proxy statement for the 2003 Annual Meeting unless the Company receives notice of such proposals prior to February 23, 2003.

FORM 10-K

     A copy of the Company's Annual Report on Form 10-K filed with the SEC is available without charge at our website www.tompkinstrustco.com or by writing to: Tompkins Trustco, Inc., ATTN: Francis M. Fetsko, Senior Vice President & Chief Financial Officer, P.O. Box 460, Ithaca, New York 14851.


OTHER MATTERS

     The management knows of no business to be presented for consideration at the Meeting other than that stated in the Notice of Annual Meeting. If any additional matters should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons acting under the proxy.

     Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, you are urged to vote your proxy promptly. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed proxy card without delay in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by filing with the Corporate Secretary of Tompkins Trustco, Inc. prior to the Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting, filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote and voting in person.




Dated: April 12, 2002                By Order of the Board of Directors



                                     /s/ JOSEPH H. PERRY
                                     -----------------------------
                                     Joseph H. Perry
                                     Senior Vice President & Corporate Secretary

                      [This Page Intentionally Left Blank]

                         [LOGO OF TOMPKINS TRUSTCO INC.]
                      P.O. Box 460, Ithaca, New York 14851
                                 (607) 273-3210
                             www.tompkinstrustco.com

                        ANNUAL MEETING OF STOCKHOLDERS OF
                             TOMPKINS TRUSTCO, INC.
                                  May 14, 2001

                         ------------------------------
Co. #  12037                PROXY VOTING INSTRUCTIONS         Acct. # __________
                         ------------------------------

Dear Tompkins Trustco Stockholder:

For our Annual Meeting, we offer you the convenience of telephone or Internet voting. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

TO VOTE BY PHONE:
o Call our toll-free number from any touch-tone telephone in the United States or Canada: 1-800-776-9437.
o    When prompted, enter your control number that is printed below.
o    Follow the recorded instructions.
TO VOTE VIA INTERNET:
o    Visit our electronic voting website on the Internet:
     http://www.voteproxy.com.
o Enter your control number in the on-screen box, then click on "Submit." Your control number is printed below.
o    Follow the on-screen instructions.
o When you finish, review your vote. If correct, click on "Submit" to register your vote.
TO VOTE BY MAIL:
o    Mark, sign and date the voting card attached below.
o Return it in the postage-paid envelope we have provided. Do not mail additional cards in the return envelope. The return envelopes are mechanically opened and additional cards may be accidentally destroyed.

                                             ---------------
YOUR CONTROL NUMBER IS =>
                                             ---------------

               ||Please detach and Mail in the Envelope Provided||
               \/                                               \/

A  [X]  Please mark your votes as in this example using black or blue ink.

                                     FOR all nominees         WITHHOLD AUTHORITY to vote
                                     listed at right (except  for all nominees listed at right
                                     as marked to the
                                     contrary below )                                       Nominees:
                                                                                                    John E. Alexander (3 yrs.)
1. Election of four                                                                                 Edward C. Hooks (3 yrs.)
   (4) Directors for                   [  ]                         [  ]                            Hunter R. Rawlings, III (3 yrs.)
   a term of three                                                                                  Craig Yunker (3 yrs.)
   years expiring in the year 2005.

[INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For" box and write that nominee's name in the space provided below.]

-------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. [Management at present knows of no other business to be presented at the meeting.]

Please Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.


                                 Change of Address and/or Comments Mark Here [ ]




Signature__________________ Signature, if held jointly__________________
Date __________, 2002.

NOTE: (Name of stockholder should be signed exactly as it appears to the left.)

                             TOMPKINS TRUSTCO, INC.
                         Annual Meeting of Stockholders
                              Tuesday, May 14, 2002

                       YOUR VOTING CARD IS ATTACHED BELOW.

      You may vote by telephone, via the Internet or by conventional mail.

       Please read the other side of this card carefully for instructions.

             However you decide to vote, your representation at the

      Annual Meeting of Stockholders is important to Tompkins Trustco, Inc.

















                          PROXY/VOTING INSTRUCTION CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             TOMPKINS TRUSTCO, INC.
                 FOR THE ANNUAL MEETING ON TUESDAY, MAY 14, 2002

         The undersigned stockholder of TOMPKINS TRUSTCO, INC. (the "Company") hereby constitutes and appoints Joseph H. Perry and Linda M. Carlton, or either of them, as proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company at the Annual Meeting of Stockholders to be held at 7:30 p.m. in the Grand Ballroom at the Clarion University Hotel & Conference Center, Ithaca, NY 14850, on May 14, 2002, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.

         The undersigned hereby instructs the said proxies (i) to vote in accordance with the instructions indicated on the reverse side, but if no instruction is given on the reverse side, to vote "FOR" the approval of Proposal 1, and (ii) to vote in their discretion with respect to such other matters (including matters incident to the conduct of the meeting), as may properly come before the meeting.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated April 12, 2002, relating to the Annual Meeting of Stockholders to be held May 14, 2002. (Signature on the reverse side is required.)

Comments: __________________________________________
          __________________________________________
          __________________________________________
          __________________________________________

If you have written in the above space, please mark the comments notification box on the reverse side.
             (Continued and to be signed and dated on reverse side.)